EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 19, 1997 on the financial statements of Callon Petroleum Company (and to all references to our Firm) included in or made a part of this registration statement on Form S-4 of Callon Petroleum Company.

                                                        /S/  ARTHUR ANDERSEN LLP
                                                             ARTHUR ANDERSEN LLP

New Orleans, Louisiana
September 24, 1997